EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                            PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter C. Mann, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Prestige Brands Holdings, Inc. on Form 10-Q for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Prestige Brands Holdings, Inc.

/s/ Peter C. Mann
Name: Peter C. Mann
Title: President and Chief Executive Officer
Date: August 9, 2006